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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                                 August 22, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                             IMAGEWARE SYTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              10883 Thornmint Road
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 673-8600
                         (Registrant's telephone number)

    CALIFORNIA                   001-15757                   33-0224167
----------------------         ---------------             -----------------
   (State or other              (Commission                 (I.R.S. Employer
   jurisdiction of              File Number)                Identification No.)
   incorporation)



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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

         (a) On August 22, 2000, ImageWare Systems, Inc. ("ImageWare") closed its acquisition of Imaging Technology Corporation ("Imaging Technology"). The transaction was consummated pursuant to the Agreement of Merger and Plan of Reorganization ("Merger Agreement") dated July 6, 2000 between ImageWare, Imaging Technology and ITC Acquisition Corporation, a wholly owned subsidiary of ImageWare. As a result of this transaction, Imaging Technology became a wholly owned subsidiary of ImageWare.

         The purchase price consisted of the issuance of 625,000 shares of ImageWare common stock in exchange for all the outstanding common stock of Imaging Technology as of August 22, 2000 and $200,000, from general working capital, as consideration for the execution of noncompetition agreements. The purchase price was determined in negotiations between the parties to the Merger Agreement.

         (b) The acquisition by ImageWare of the shares of Imaging Technology common stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of Imaging Technology represented thereby, including Imaging Technology's equipment and other physical property. Prior to the acquisition, the assets were used in the business of developing and manufacturing photo identification and card reading systems, and ImageWare will continue to use the assets for the same or similar purpose after the acquisition.

ITEM 7   FINANCIAL STATEMENTS

         (a) Financial Statement of Businesses Acquired

         Financial statements related to the transaction described in Item 2 above are not filed with this report, but will be filed by amendment hereto no later than 60 days after the date of this filing.

         (b) Pro Forma Financial Information

         Pro forma financial information related to the transaction described in
Item 2 above are not filed with this report, but will be filed by amendment hereto no later than 60 days after the date of this filing.

         (c) Exhibits

         2.1 Agreement of Merger and Plan of Reorganization dated July 6, 2000, by and among ImageWare, ITC and Imaging Technology

         2.2 First Amendment to the Agreement of Merger and Plan of Reorganization dated August 11, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ImageWare Systems, Inc.


                                              /s/ S. James Miller, Jr.
                                              -----------------------------
                                              S. James Miller, Jr.
                                              President, Chief Executive Officer

Date: September 6, 2000